UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: October 23, 2007
(Date of Earliest Event Reported)
Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana (State or other Jurisdiction of Incorporation)	0-13976 (Commission File Number)	72-0717400 (I.R.S. Employer Identification No.)
2500 MILLBROOK DRIVE
BUFFALO GROVE, ILLINOIS 60089
(Address of principal executive offices)
(847) 279-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Item 1.01 Entry into a Material Definitive Agreement.
     On October 23, 2007, Akorn, Inc. (“Akorn”) entered into a ten year Industrial Building Lease with CV II Gurnee LLC, a Delaware limited Liability company (“CV”), as lessor, pursuant to which Akorn is leasing approximately 74,008 square feet of gross building area of the building commonly known as 5605 CenterPoint Court, Gurnee, Illinois (the “Lease”). CV is responsible for the construction and installation of tenant improvements under the Lease, and is generally responsible for the costs of such improvements.
     The Lease has an initial term of ten years, which is expected to commence as of February 15, 2008, and requires Akorn to pay base rent in monthly installments as follows:

Year 1	$40,272.67
Year 2	$41,166.92
Year 3	$42,083.58
Year 4	$43,023.08
Year 5	$43,986.17
Year 6	$44,973.25
Year 7	$45,985.00
Year 8	$47,022.08
Year 9	$48,085.08
Year 10	$49,174.65
     In addition to base rent, Akorn must pay its proportionate share of the operating costs associated with the building, including certain taxes and utility costs. Upon the occurrence of any default under the Lease, including (i) failure to pay rent within five days of being due, (ii) failure to perform or observe any other term of covenant under the Lease for a period of thirty days after written notice has been provided, (iii) entry of an order, judgment or decree adjudicating Akorn bankrupt or insolvent, or (iv) Akorn making any assignment for the benefit of creditors, CV may exercise several remedies, including (x) terminating the Lease, (y) terminating Akorn’s right to possession of the leased premises, and (z) seeking recovery of all moneys due or to become due under the Lease and any other damages incurred by CV by reason of such default.
     The description of the Lease herein is only a summary and is qualified in its entirety by the full text of such document, which is filed as an exhibit hereto and is incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth above in Item 1.01 hereby is incorporated into this Item 2.03 by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     10.1     Industrial Building Lease dated October 23, 2007 between Akorn and CV.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.
By:	/s/ Jeffrey A. Whitnell
Jeffrey A. Whitnell
Chief Financial Officer, Treasurer and Secretary

Date: October 29, 2007